Investor Presentation
September 2013
Information is as of June 30, 2013 except as otherwise noted.
It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document.
Exhibit 99.1

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Legal Disclaimer
We make forward-looking statements in this presentation and other filings we make with the SEC within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control.
These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words “believe,” “expect,” “anticipate,”
“estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: our business and investment strategy; our operating results; our ability to obtain and maintain financing arrangements; the return on equity, the yield on investments and risks associated with investing in real estate assets, including changes in business conditions and the general economy.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward-looking statements are not predictions of future events.
These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of
Financial Condition and Results of Operations” as included in Apollo Commercial Real Estate Finance, Inc.’s (“ARI”)
Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other periodic reports filed with the
Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers.
Past performance is not indicative nor a guarantee of future returns.
Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities).  Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling.  No such index is indicative of the future results of any investment by ARI.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Company Overview
Ticker (NYSE) ARI
Equity Capitalization (1) $676 million
Dividend per Common Share (2) $1.60
Portfolio as of 6/30/2013 $733 million
Levered Weighted Average Portfolio IRR as of 6/30/2013
(4) 14.2%
Dividend Yield (3) 10.0%
Apollo Commercial Real Estate Finance, Inc. is
a commercial mortgage real estate investment
trust focused on investing in performing senior
and subordinate mortgage loans and
commercial mortgage-backed securities
(1)
Includes common equity market capitalization as of September 23, 2013 and preferred equity outstanding at June 30, 2013.
(2)
Current dividend per common share of $0.40 annualized.
(3)
Based upon the annualized current dividend per common share and ARI’s closing common share price of $15.99 on September 23, 2013.
(4)
The Internal Rate of Return (“IRR”) reflects the returns on the investments in the Company’s portfolio underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Company’s master repurchase agreement with Wells Fargo Bank N.A. (the
“Wells Facility”) remains constant over the remaining terms and extension terms under the facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and subsequent filings by ARI,  for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.  Substantially all of the Company’s borrowings under the Company's master repurchase facility with JPMorgan Chase Bank, N.A. (the "JPMorgan Facility") were repaid.  The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the Company re-borrowing approximately $53 million under the JPMorgan Facility or any replacement facility.  Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the current weighted average underwritten IRR on slide 8.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Investment Highlights
Experienced
Management Team
and Relationship
with Apollo
Stable Investment
Portfolio
Well Positioned in
Rising Interest Rate
Environment
Macro
Environment
Continues to Create
Opportunities
$1.6 trillion of commercial mortgage debt will mature over the next five years in the U.S.
(1)
Increased CRE transaction volume has led to increased need for financing
U.S. CMBS issuance YTD 2013 is $56.7 billion compared to $28.1 billion YTD 2012
(2)
Apollo’s CRE debt platform has invested $3.8 billion of equity into $7 billion of CRE debt investments since 2009
Long standing and deep relationships with global investment banks, insurances companies and CRE owners
Amortized cost basis of $733 million with a levered weighted average IRR of approximately 14.2%
(3)
Weighted average duration of 3.0 Years
Investments diversified by geographic region and underlying property type
Attractive Price
and Dividend Yield
34% of loans in the portfolio have floating interest rates; Fixed rate loans had WAC of 11.1% at June 30, 2013
ARI continues to be low-levered; As of June 30, 2013, the debt-to-common equity ratio was 0.4:1
As loans mature or pay-off, ARI can re-deploy capital in a higher rate environment
As of September 23, 2013
10.0% dividend yield
0.98 price/book, based upon June 30, 2013 book value per common share of $16.26
Capacity to structure and underwrite complex transactions across a broad spectrum of property types
(1)
Source: Trepp, LLC
(2)
Source: Commercial Mortgage Alert, September 17, 2013
(3)
The IRR  for the investments listed reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. See “Risk
Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and subsequent filings by ARI,  for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.  Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid.  The Company's ability to achieve its levered weighted average underwritten IRR is additionally dependent upon the Company re-
borrowing approximately $53 million under the JPMorgan Facility or any replacement facility.  Without such re-borrowing, the levered weighted average IRR with regard to its portfolio of first mortgage loan will be significantly lower than the amount shown above, as indicated by the current weighted average underwritten IRR on slide 8.

APOLLO

($ in Billions)

$250
$200
$150
$100
$50
$0
($ in Billions)
$52
$78
$93
$169
$203
$230
$12
$3
$12
$35
$48
$57
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD 2013

800
700
600
500
400
300
200
100
0
09/02/11
11/02/11
01/02/12
03/02/12
05/02/12
07/02/12
09/02/12
11/02/12
01/02/13
03/02/13
05/02/13
07/02/13
09/02/13
AAA
BBB

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
CRE Debt Market Overview
$1.6 trillion of commercial mortgage debt is maturing in the next five years in the U.S.
(1)
U.S. CMBS issuance is gaining momentum but is significantly lower than the 2005-2007 peak levels
(2)
Pricing in the CMBS market has stabilized
U.S. CRE Loan and CMBS Maturities
(1)
(1) Source: Trepp, LLC
(2) Source: Commercial Mortgage Alert, September 2013
(3) Source: JP Morgan
$210
$185
$156
$112
$85
$24
$23
$22
$24
$23
$62
$67
$102
$112
$133
$72
$69 $59
$59
$52
$0
$100
$200
$300
$400
2013 2014 2015 2016 2017
Bank Insurance Company CMBS Other
U.S. CMBS Issuance
(2)
Lack of Issuance Flood of Capital
New-Issue 10-Year AAA and BBB Spreads Over Swaps
(3)
$293
$368
$344
$339
$307

APOLLO

Retail Volume
Apartment Volume
Hotel Volume
Office
Industrial Volume
$120
$100
$80
$60
$40
$20
$-
Billions
10Q1
10Q2
10Q3
10Q4
11Q1
11Q2
11Q3
11Q4
12Q1
12Q2
12Q3
12Q4
13Q1

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
CRE Property Market Overview
Commercial property transaction volume is accelerating, leading to an increased need for financing
U.S. commercial property values have increased 32% from the March 2010 trough, and 39% in major markets
(1)
U.S. CRE Property Sales Volume
(2)
Moody’s/RCA Commercial Property Price Index
(1)
(1) Source: Moody’s and Real Capital Analytics.  Index is equal to 100 as of 12/31/2000
(2) Source: Wells Fargo and Real Capital Analytics
Price recovery has led to an increase in CRE transactions, which leads to an increased need for CRE debt financing
0
25
50
75
100
125
150
175
200
225
Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10 Jul-10 Jan-11 Jul-11 Jan-12 Jul-12 Jan-13 Jul-13
National All-Property Major Markets (All-Property) Non-Major Markets (All-Property)

APOLLO

APOLLO

Luxembourg
New York
Frankfurt
Hong Kong
Los Angeles
London
Houston
Singapore
Mumbai

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Apollo Global Management LLC’s Platform
Private Equity
$40bn
AUM
Opportunistic buyouts
Distressed buyouts and debt
investments
Corporate carve-outs
Credit (3)
$62bn
AUM
U.S. Performing Credit
Opportunistic Credit
European Credit
Non-Performing Loans
Structured Credit
Athene
Real Estate
$9bn
AUM
Residential and commercial
Global private equity and
distressed debt investments
Performing fixed income
(CMBS, CRE Loans)
Firm Profile (1)
Founded:
1990
AUM:
$113 bn
(2)
Employees:
660
Inv. Prof.:
253
Global Offices:
9
Investment Approach
Value-oriented
Contrarian
Integrated investment
platform
Opportunistic across market
cycles and capital structures
Focus on nine core
industries
Principal Investment Businesses
(1)
(1) As of June 30, 2013
(2) Includes $1.2 billion of commitments that have yet to be deployed into one of the funds managed by Apollo Global Management LLC’s (together with its subsidiaries, “Apollo”) three business segments.  Please refer to slide 15 for a definition of Assets Under Management
(3) Includes six funds that are denominated in Euros and translated into U.S. dollars at an exchange rate of €1.00 to $1.30 as of June 30, 2013
Global Footprint

ARI’s Competitive Advantages
Ability to underwrite transactions with complexity in
execution, operations or structure
Proven track record to negotiate and execute transactions
quickly
“Solutions provider” for sponsors and sectors in need of
capital
“First Call” for Wall Street firms, brokers and borrowers
for subordinate debt
Leverage off of Apollo’s relationships and reputation –
Apollo’s CRE Debt Platform has invested $3.8 billion of
equity into $7 billion of CRE debt investments since 2009
Recent Strategic Focus
NYC Construction/Conversion Transactions
In the past 12-months, ARI has committed to ~ $275
million in six separate NYC transactions and ~ $414
million since inception
Compelling risk adjusted returns achieved by targeting
transactions with an attractive basis, strong sponsorship
and creative structuring
Structured as first mortgages, mezzanine loans or preferred
equity
NYC continues to be one of the strongest residential
markets, with a 2% multifamily vacancy rate
(1)
Non-Core Opportunistic Investments
Triple Net Lease
Partnering with a best-in-class operator to target triple
net lease investments in secondary markets throughout
the United States
Expected to target $50 million equity deployment over
the next eighteen months
Minority Participation in KBC Bank Deutschland
Commitment to invest up to $50 million, representing
21% of the ownership of scalable German banking
platform
Expected to close within nine months, pending antitrust
and regulatory approval
(1) Source: Green Street Advisors
ARI Strategic Focus
COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Overview
Asset Type
($000s)
Amortized
Cost Borrowings
Equity
at Cost
Remaining
Weighted
Average Life
(years )
(1)
Current
Weighted
Average
IRR
(2)(3)
Levered
Weighted
Average
IRR
(4)
First Mortgage Loans
(2)
$143,492 $3 $143,489 2.1 11.0% 15.8%
Subordinate Loans 354,865 - 354,865 4.2 13.8 13.8
CMBS - AAA 165,553 144,200 21,353 1.4 15.8 15.8
CMBS - Hilton 69,521 47,109 22,412 2.4 12.6 12.6
Investments at June 30, 2013 $733,431 $191,312 $542,119 3.0 Years 13.1% 14.2%
As of June 30, 2013.
(1) Remaining Weighted Average Life assumes all extension options are exercised.
(2) Borrowings under the Company’s JPMorgan Facility bear interest at LIBOR plus 250 basis points, or 2.7% at June 30, 2013. The IRR calculation further assumes the JPMorgan Facility or any replacement facility will remain available over the life of these investments.
(3) The IRR for the investments shown in the above table reflect the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions are exercised and that the cost of borrowings and derivative instruments under the Wells Facility remains constant over the remaining terms and extension terms under this facility. The calculation also assumes extension options on the Wells Facility with respect to the Hilton CMBS are exercised. With respect to the mezzanine loan for the New York City multifamily condominium conversion that closed in December 2012 and the mezzanine loan for the New York City condominium construction that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults.  IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly.
There can be no assurance the actual IRRs will equal the underwritten IRRs shown in the table. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, and subsequent filings by ARI,  for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments shown in the table over time.
(4) Substantially all of the Company’s borrowings under the JPMorgan Facility were repaid. The Company's ability to achieve its underwritten levered weighted average IRR with regard to its portfolio of first mortgage loans is additionally dependent upon the
Company re-borrowing approximately $53,000 under the JPMorgan Facility or any replacement facility. Without such re-borrowing, the levered weighted average IRRs will be as indicated in the current weighted average IRR column above.

APOLLO

CMBS - AAA
23%
CMBS - Hilton
9%
First Mortgages
20%
Subordinate Loans
48%

CMBS - AAA
4%
CMBS - Hilton
4%
First Mortgages
27%
Subordinate Loans
65%

Industrial
6%
Securities
8%
Mixed Use/Other(1)
11%
Retail
4%
Office
9%
Residential
30%
Hotel
32%

Southwest
5%
West
13%
Midwest
11%
New York City
49%
Mid-Atlantic
9%
Southeast
2%
Securities
8%
Northeast (excluding NYC)
3%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Net Invested Equity at Amortized Cost Basis Gross Assets at Amortized Cost Basis
Geographic Diversification by Net Equity
Property Type by Net Equity
As of June 30, 2013
(1)  Other category includes the subordinate financing on a ski resort and a first mortgage loan on a development site with income producing parking lots.
Portfolio Diversification

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Loan Portfolio Overview
Fully Extended Loan Maturity Schedule ($000s)
(1)(2)
As of June 30, 2013
(1) Based upon Face Amount of Loans; Does not include CMBS (AAA or Hilton).
(2) For the NYC condominium conversion loan that closed in December 2012 and the NYC condominium construction loan that closed in January 2013, the maturities reflect the fully funded amounts of the loans.
Loan Position and Rate Type
(1)
$16.9
$44.0
$116.8
$98.1
$120.0
$84.9
$-
$8.9
$-
$16.4
$32.0
$0
$20
$40
$60
$80
$100
$120
$140
2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023
66% Fixed Rate with an 11.1% WAC
34% Floating Rate
Senior Loan Fixed
17%
Subordinate Loan
Fixed
49%
Subordinate Loan
Floating
22%
Senior Loan
Floating
12%

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Recent Transactions
NYC Condominium Mezzanine Loan
$60 million mezzanine loan commitment secured by the pledge of preferred equity interests in a 352,624 net salable square foot, 146-unit condominium tower being constructed in downtown New York City.
On a fully funded basis, the Company’s loan basis represents an underwritten loan-
to-net sellout of approximately 48%
Underwritten IRR
(1)
~ 16%
Warehouse Portfolio Mezzanine Loan
$32 million mezzanine loan commitment secured by pledge of the equity interests in the owner of a portfolio of 15 warehouse facilities totaling 2.8 million square feet spanning nine states
Part of a $322 million, ten-year, fixed rate financing comprised of the $32 million junior mezzanine loan, a $70 million senior mezzanine loan and a $220 million first mortgage loan
Underwritten LTV – 75%
Underwritten IRR
(1)
~ 12%
(1) The IRR for the investment listed reflects the returns underwritten by the Manager, calculated on a weighted average basis assuming no dispositions, early prepayments or defaults but assumes extensions as well as the cost of borrowings and derivative instruments under the Wells Facility.With respect to the mezzanine loan for the New York City condominium development that closed in January 2013, the IRR calculation assumes certain estimates with respect to the timing and magnitude of future fundings for the remaining commitments and associated loan repayments, as well as assuming no defaults. IRR is the annualized effective compounded return rate that accounts for the time-value of money and represents the rate of return on an investment over a holding period expressed as a percentage of the investment. It is the discount rate that makes the net present value of all cash outflows (the costs of investment) equal to the net present value of cash inflows (returns on investment). It is derived from the negative and positive cash flows resulting from or produced by each transaction (or for a transaction involving more than one investment, cash flows resulting from or produced by each of the investments), whether positive, such as investment returns, or negative, such as transaction expenses or other costs of investment, taking into account the dates on which such cash flows occurred or are expected to occur, and compounding interest accordingly. There can be no assurance the actual IRRs will equal the underwritten IRRs shown. See “Risk Factors” in the Company’s Annual Report on Form 10-K for the
year ended December 31, 2012, and subsequent filings by ARI,  for a discussion of some of the factors that could adversely impact the returns received by the Company from the investments over time.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Portfolio Performance
Loan Returns – All Fully Realized Investments Since Inception
Since inception through September 23, 2013, ARI has had 6 loans fully repay, representing ~$147.7 million of equity
The repaid loans resulted in a weighted average realized IRR of 17.0% and a multiple on invested capital (“MOIC”) of
1.31x
The remaining $43.7 million of equity invested in CMBS continues to outperform projections
Bonds purchased at a premium continue to extend beyond the initial underwriting
No Realized or Projected Losses Across the Portfolio
Investment Investment Date
Initial Equity
Investment Realized IRR MOIC
Mezzanine - Retail December 2009 $50,000,000 15.3% 1.45x
First Mortgage - Hotel
(1)
August 2010 $8,556,000 17.5% 1.29x
Bridge Loan - Multifamily March 2011 $8,800,000 7.9% 1.01x
Repurchase Agreement March 2011 $47,439,169 16.6% 1.23x
Mezzanine - Hotel March 2012 $15,000,000 19.2% 1.22x
First Mortgage - Parking/Development Site April 2012 $17,883,212 25.1% 1.31x
Total/Weighted Average $147,678,381 17.0% 1.31x
(1)
IRR and MOIC represent the levered return, assuming the mortgage was financed with 64% leverage on the JP Morgan Facility during the full term of the loan.

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Capitalization
Over the past 18-months, ARI completed three equity capital raises totaling $355.7 million
In August 2012, ARI completed an underwritten public offering of 3.45 million shares of 8.625% Series A
Cumulative Redeemable Perpetual Preferred Stock, raising net proceeds of $83.2 million
In October 2012, ARI completed an underwritten public offering of 7.4 million shares of common stock at a price of $16.81 per share, raising net proceeds of $124.1 million
In March 2013, ARI completed an underwritten public offering of 8.8 million shares of common stock at a price of $16.90 per share, raising net proceeds of approximately $148.5 million
Capitalization
June 30, 2013
($ in thousands) (unaudited)
Wells Fargo Facilility 191,309
JP Morgan Facility 3
Total Debt $191,312
Preferred Equity 86,250
Common Equity 599,744
Total Equity Capitalization $685,994

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Investment Highlights
First call relationships for subordinate loan transactions
Experienced management team
Strong sponsorship through Apollo Global Management, LLC
Well positioned in a rising interest rate environment
Opportune time for CRE debt investing
Attractive 10.0% dividend yield

COMMERCIAL REAL ESTATE FINANCE, INC. (“ARI”)
Definition of Assets Under Management
                                                                                            –  refers to the investments managed by Apollo Global Management, LLC, together with its subsidiaries
(“Apollo”), or with respect to which Apollo has control, including capital Apollo has the right to call from its investors pursuant to their capital commitments to various funds managed by Apollo. AUM equals the sum of: (i) the fair value of Apollo’s private equity investments plus the capital that Apollo is entitled to call from its investors pursuant to the terms of their capital commitments to the extent a fund is within the commitment period in which management fees are calculated based on total commitments to the fund; (ii) the net asset value of the credit funds managed by Apollo, other than certain collateralized loan obligations or certain CLOs, which Apollo measures by using the mark-to-market  value of the aggregate principal amount  of the underlying CLO and collateralized debt obligation credit funds that have a fee generating basis other than mark-to-market assets or liabilities, plus used or available leverage and/or capital commitments; (iii) the gross asset value or net asset value of Apollo’s real estate entities and the structured portfolio company investments included within the funds Apollo manages, which includes the leverage used by such structured portfolio companies; (iv) the incremental value associated with the reinsurance investments of the portfolio company assets that Apollo manages; and (v) the fair value of any other investments that Apollo manages plus unused credit facilities, including capital commitments for investments  that may require pre-qualification before investment  plus any other capital commitments available for investment that are not otherwise included in the clauses above. The AUM measure includes AUM for which Apollo charges either no or nominal fees. The definition of AUM is not based on any definition of AUM contained in Apollo’s operating agreement or in any of
Apollo’s fund management agreements. Apollo considers multiple factors for determining what should be included in the definition of AUM. Such factors include but are not limited to (1) Apollo’s ability  to influence the investment  decisions for existing and available assets; (2) Apollo’s ability to generate income from the underlying assets in the funds it manages; and (3) the AUM measures that Apollo uses internally or believes are used by other investment managers. Given the differences in the investment strategies and structures among other alternative investment managers, Apollo’s calculation of AUM may differ from the calculations employed  by other investment  managers  and, as a result, this measure  may not be directly comparable  to similar measures presented by other investment managers.
Assets Under Management (“AUM”) Definition